ANNUAL REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                        Patriot Premium Dividend Fund I

                               SEPTEMBER 30, 1998
                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Firm

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                        CUSTODIAN AND TRANSFER AGENT FOR
                               COMMON SHAREHOLDERS
                       State Street Bank and Trust Company
                               225 Franklin Street
                           Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                               125 Summer Street
                        Boston, Massachusetts 02110-1617

                  Listed: New York Stock Exchange Symbol: PDF
                           for shareholder assistance
                                refer to page 16

==============================CHAIRMAN'S MESSAGE================================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market`s general direction is up, its swings over the short term can be dramatic and, at times, violent. Recently, the market has given us a stark example of this phenomenon. From the new highs set in mid-July, the major indices plunged by 15% through the end of September. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]

         For the record-breaking number of investors who have entered the market for the first time since 1990, it was their worst taste of stock market reality. We are pleased to report that most individual investors did not panic, and we hope that means they`ve taken our words to heart. Over the long term, markets do not move up or down in a straight line. That`s why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

         Analysts are still pondering whether the global turmoil and the prospects for slower U.S. economic and corporate earnings growth are signs that the long bull market has finally run its course. While we don`t make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market`s historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

         There is no doubt, however, that the market`s heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course " and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months` divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn`t be in one basket.

Sincerely,

/s/Edward J. Boudreau, Jr.
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

             By Gregory K. Phelps for the Portfolio Management Team
                              John Hancock Patriot
                            Premium Dividend Fund I

               Utility common stocks shine amid increased market
                      volatility and global economic woes

Amid a weakening global economy and concerns about corporate earnings shortfalls, utility common stocks - a growing emphasis for the Fund - turned in a megawatt performance during the past year. Although they began the period on a rather weak note, utility common stocks quickly gathered steam in late 1997, when economic problems in Southeast Asia, Latin America, Russia and other emerging markets prompted an increasing number of investors to seek out the historical earnings reliability of U.S. electric and gas providers. By the end of March, the Dow Jones Utility Average had set an all-time high. Utility stocks lost ground in April and May, however, mainly because of fears that the Federal Reserve Board would raise interest rates to stave off potential inflation. Because they carry relatively high yields, utility stocks tend to mimic the performance of the bond market, rising when interest rates fall, and vice versa. When inflationary fears subsided in the summer, however, the Dow Jones Utility Average resumed its climb and closed at another record high at the end of June. When some high-profile non-utility companies later started warning investors that their earnings would not meet expectations, and global financial turmoil increased, the stock market began a significant sell-off that lasted through the end of September. Although utility stocks weren`t able to completely sidestep the market`s decline, they held in better than most.

[A 3 3/4" x 2 1/4" photo at bottom of page of fund management team members. Caption below reads "Fund management team members (l - r): Susan Kelly, Gregory Phelps and Mark Maloney."]

"...utility common stocks... turned in a megawatt performance during the past year. "

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I

"Our pre-ferred-stock holdings in the financial sector, however, were disappointments. "

[Pie chart at top left hand column entitled "Portfolio Diversification". The chart is in five sections with Other 1%, Industrials 7%, Financials 20%, Common Stock Utilities 31% and Preferred Stock Utilities 41%. A note below the chart reads "As a percentage of net assets on September 30, 1998."

         Preferred stocks, which made up 69% of the Fund`s investments at the end of the period, performed in concert with the bond market throughout most of the period. When Treasury prices were strong, so were preferred stocks; when Treasuries turned down, preferreds typically followed suit. That was the case until late August when the U.S. Treasury market staged an impressive rally that lasted through September, while preferred stocks - along with corporate bonds - languished over concerns about corporate profitability.

Performance and strategy recap

For the 12 months ended September 30, 1998, the Fund posted a total return of 18.07% at net asset value. By comparison, the Dow Jones Utility Average had a total return of 33.92% in the same period and the average preferred stock closed-end fund returned 12.11%, according to Lipper Analytical Services, Inc.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Houston Industries followed by an up arrow with the phrase "Blazing Houston summer boosts profits." The second listing is Dominion Resources followed by an up arrow with the phrase "Stock buyback, sale of U.K. subsidiary well received." The third listing is Lehman Brothers Holdings followed by a down arrow with the phrase "Pressured by losses from emerging markets, hedge funds." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

         Throughout the year, we continued to add to our utility common-stock holdings, focusing most of our purchases in periods of weakness. Utility common stocks, which outpaced their preferred-stock counterparts, made up 31% of the Fund`s investments at the end of the period, compared to 21% a year earlier. Thanks to the strong performance of these utility stocks, our increased holdings in them were a plus for the Fund`s performance. Of our preferred holdings, roughly three-quarters were securities eligible for the dividends-received deduction (DRD), which offer distinct tax advantages to corporate investors. Although they lagged utility common stocks throughout much of the past year, many of our DRD-eligible preferreds still posted solid performance and outpaced their fully taxable preferred counterparts.

Leaders and laggards

Among our best performing electric utility common stock holdings was Dominion Resources, the parent company of Virginia Electric. The company benefited from a combination of a favorable regulatory environment and the sale of its U.K. electric company at a nice profit. Dominion`s stock price was further boosted by its higher-than-average dividend yield and the company`s stock buyback program. Houston Industries, another of the Fund`s best common stock performers, advanced thanks primarily to Houston `s extremely hot summer. We also had some winners among our electric preferred-stock holdings, including Alabama Power. This stock offers an attractive yield, is DRD-eligible and carries ten years of call protection, which means it can`t be redeemed by the company before a specified date. Call protection is important because it allows us to hang on to stocks with higher-than-average yields when interest rates are falling. Ocean Spray Cranberries also performed well because of its combination of high DRD-eligible yield, good credit quality, call protection and the company `s near exclusive focus on U.S. markets. Finally, our holdings in Capita Preferred Trust were tendered - or sold back to the company - at a significant profit to the Fund.

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I

[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the year ended September 30, 1998". The chart is scaled in increments of 5% with 0% at the bottom and 35% at the top. The first bar represents the 18.07% total return for John Hancock Patriot Premium Dividend Fund I. The second bar represents the 12.11% total return for Average preferred stock closed-end fund. The third bar represents the 33.92% total return for Dow Jones Utility Average. A note below the chart reads "Total returns for John Hancock Patriot Premium Dividend Fund I is at net asset value with all distributions reinvested. The average preferred stock closed-end fund is tracked by Lipper Analytical Services, Inc. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States."]

 Our preferred-stock holdings in the financial sector, however, were disappointments. Despite being leaders in the first half of the period, Lehman Brothers Holdings and Bear Stearns Companies lost significant ground in August and September. That`s when investors became concerned about losses stemming from the brokerage companies` exposure to Russian debt, hedge funds and other weak investments. Because we believe that the problems facing the brokerage companies will eventually be worked out, and because they offer good call protection, attractive yields and DRD-eligibility, we`ve held on to our brokerage fund positions.

Outlook

We expect that the Federal Reserve Board will continue to cut interest rates for the balance of the year in order to keep the U.S. economy on a growth track. With that favorable backdrop in mind, we remain positive about the prospects for both utility common and DRD-eligible preferred stocks. Global uncertainty shows no signs of abating over the near term, so we think investors will likely continue to focus on companies - like utilities - that offer predictable earnings growth. Once considered too paltry by many investors, utilities` historic 4%-5% annual earnings growth rate is beginning to look quite good compared to many other sectors of the market. Furthermore, we expect that more utility companies will announce stock buybacks, further fueling their advance. As for DRD-eligible preferred stocks, we believe that technical factors will work in their favor. The supply of DRD-eligible preferreds continues to shrink. As demand firms, their relatively cheap current prices should offer attractive values once again.

This commentary reflects the views of the portfolio management team through the end of the Fund`s period discussed in this report. Of course, the team`s views are subject to change as market and other conditions warrant.

"Global uncertainty shows no signs of abating over the near term... "

=========================FINANCIAL STATEMENTS===================================

              John Hancock Funds - Patriot Premium Dividend Fund I

The Statement of Assets and Liabilities is the Fund`s balance sheet on September 30, 1998. You`ll also find the net asset value per share, for each Common Share, as of that date.

Statement of Assets and Liabilities
September 30, 1998
--------------------------------------------------------------------------------
Assets:
 Investments at value - Note C:
  Preferred stocks (cost -  $148,295,727) ....................     $158,269,740
  Common stocks (cost -  $58,613,282) ........................       71,030,229
  Short-term investments (cost -  $3,194,185) ................        3,194,185
                                                                   ------------
                                                                    232,494,154
 Dividends receivable ........................................          810,570
 Other assets ................................................           26,079
                                                                   ------------
                      Total Assets ...........................      233,330,803

Liabilities:
 DARTS dividend payable ......................................          344,213
 Common shares dividend payable ..............................          873,311
 Federal income tax payable - Note A .........................          767,306
 Payable to John Hancock Advisers, Inc.
 and affiliates - Note B .....................................          250,074
 Accounts payable and accrued expenses .......................           70,813
                                                                   ------------
                      Total Liabilities ......................        2,305,717

Net Assets:
 Dutch  Auction  Rate  Transferable  Securities  Preferred
  Shares Stock Series A (DARTS) - Without par value,
  unlimited number of shares of beneficial interest authorized,
  685 shares issued,  liquidation preference of $100,000
  per share - Note A..........................................       68,500,000
                                                                   ------------
Common Shares -
Without par value, unlimited number of shares of
 beneficial interest authorized, 14,979,601 shares
 issued and outstanding.......................................      140,700,663
Accumulated net realized loss on investments..................         (522,228)
Net unrealized appreciation of investments....................       22,393,152
Distributions in excess of net investment income..............          (46,501)
                                                                   -------------
                              Net Assets applicable to
                              Common Shares ($10.85 per
                              share based on 14,979,601
                              shares outstanding).............      162,525,086
                                                                   -------------
                              Net Assets......................     $231,025,086
                              ==================================================

The Statement of Operations summarizes the Fund `s investment income earned and expenses incurred in operating the Fund. It also shows net gains and losses for the period stated.

Statement of Operations
Year ended September 30, 1998
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $8,570) ........   $15,333,924
  Interest ......................................................       218,006
                                                                    -----------
                                                                     15,551,930
                                                                    -----------
  Expenses:
   Investment management fee - Note B ............................    1,905,693
   Administration fee - Note B ...................................      225,551
   DARTS and auction fees ........................................      176,585
   Custodian fee .................................................       63,918
   Transfer agent fee ............................................       59,463
   Auditing fee ..................................................       50,313
   Printing and postage ..........................................       41,762
   Miscellaneous .................................................       40,628
   Trustees` fees ...............................................        20,098
   Legal fees ....................................................        2,789
                                                                    -----------
                  Total Expenses .................................    2,586,800
                  --------------------------------------------------------------
                  Net Investment Income ..........................   12,965,130
                  --------------------------------------------------------------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments sold
  (net of federal income taxes of $767,306).......................    3,068,609
 Change in net unrealized appreciation/depreciation
  of investments..................................................   11,790,768
                                                                   -------------
                  Net Realized and Unrealized
                  Gain on Investments.............................   14,859,377
                  --------------------------------------------------------------
                  Net Increase in Net Assets
                  Resulting from Operations.......................   27,824,507
                  ==============================================================
                  Distribution to DARTS...........................   (2,830,425)
                  --------------------------------------------------------------
                  Net Increase in Net Assets
                  Applicable to Common
                  Shareholders Resulting from
                  Operations Less DARTS
                  Distributions...................................  $24,994,082
                  ==============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

=========================FINANCIAL STATEMENTS===================================

              John Hancock Funds - Patriot Premium Dividend Fund I

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                         YEAR ENDED SEPTEMBER 30,
                                                                                                       ----------------------------
                                                                                                           1997             1998
                                                                                                      -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .........................................................................   $  14,602,155    $  12,965,130
  Net realized gain (loss) on investments sold ..................................................        (303,554)       3,068,609
  Change in net unrealized appreciation/depreciation of investments .............................      12,496,755       11,790,768
                                                                                                    -------------    -------------
    Net Increase in Net Assets Resulting from Operations ........................................      26,795,356       27,824,507
                                                                                                    -------------    -------------
Distributions to Shareholders:
  DARTS ($4,053 and $4,132 per share, respectively) - Note A ....................................      (2,776,491)      (2,830,425)
  Common Shares -D Note A
    Dividends from net investment income ($0.7500 and $0.6988 per share, respectively) ..........     (11,207,156)     (10,465,226)

    Distributions in excess of net investment income (none and $0.0008 per share, respectively)           --               (11,930)
                                                                                                     -------------    ------------
       Total Distributions to Shareholders ......................................................     (13,983,647)     (13,307,581)
                                                                                                     -------------    ------------
From Fund Share Transactions:*
  Value of shares issued to common shareholders in reinvestment of distributions ................       1,271,862          --
                                                                                                     -------------    ------------
Net Assets:
  Beginning of period ...........................................................................     202,424,589      216,508,160
                                                                                                     -------------    ------------
  End of period (including undistributed net investment income of $330,521 and
    distributions in excess of net investment income of $46,501, respectively) ..................   $ 216,508,160    $ 231,025,086
                                                                                                    ==============   =============

* Analysis of Fund Share Transactions:
                                                                                                YEAR ENDED SEPTEMBER 30,
                                                                                ----------------------------------------------------
                                                                                        1997                        1998
                                                                                -----------------------     ------------------------
                                                                                  SHARES         AMOUNT      SHARES        AMOUNT
                                                                                 --------      ---------    --------      --------
Shares outstanding, beginning of period......................................... 14,843,056  $137,976,469  14,979,601 $139,242,993
Shares issued to common shareholders for reinvestment of distributions..........    136,545     1,271,862      -            -
Reclassification of net realized long-term gains retained on investments sold
(net of federal income taxes of none and $767,306, respectively)- Note D........     -             -           -         1,424,997
Reclassification of undistributed net investment income.........................     -             (5,338)     -            -
Reclassification of capital accounts - Note D...................................     -             -           -            32,673
                                                                                ------------- ------------ ----------- -------------
Shares outstanding, end of period............................................... 14,979,601  $139,242,993  14,979,601 $140,700,663
                                                                                ============= ============ =========== =============


The Statement of Changes in Net Assets shows how the value of the Fund`s net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to reinvestment of distributions. The footnote illustrates any reclassifications of capital share amounts, the number of Common Shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS

=========================FINANCIAL STATEMENTS===================================

              John Hancock Funds - Patriot Premium Dividend Fund I

Financial Highlights
Selected data for a Common Share outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                ----------------------------------------------------------------
                                                                  1994          1995          1996          1997          1998
                                                                ---------     ---------     ---------     ---------     ---------
COMMON SHARES
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................   $11.29         $7.93         $9.17         $9.02         $9.88
                                                               ---------     ---------     ---------     ---------     ---------
  Net Investment Income ......................................     0.89          0.95          0.94          0.98          0.87
  Net Realized and Unrealized Gain (Loss) on Investments .....    (2.86)         1.30         (0.10)         0.82          0.99
                                                               ---------     ---------     ---------     ---------     ---------
    Total from Investment Operations .........................    (1.97)         2.25          0.84          1.80          1.86
                                                               ---------     ---------     ---------     ---------     ---------
  Less Distributions:
  Dividends to DARTS Shareholders ............................    (0.14)        (0.21)        (0.19)        (0.19)        (0.19)
  Dividends from Accumulated Net Investment Income to
   Common Shareholders .......................................    (1.00)        (0.80)        (0.74)        (0.75)        (0.70)
  Distributions in Excess of Accumulated Net Investment Income
   to Common Shareholders ....................................      --            --          (0.06)          --          (0.00)(4)
  Distributions from Net Realized Short-Term Capital Gains on
  Investments to Common Shareholders .........................    (0.25)          --            --            --            --
                                                               ---------     ---------     ---------     ---------     ---------
    Total Distributions ......................................    (1.39)        (1.01)        (0.99)        (0.94)        (0.89)
                                                               ---------     ---------     ---------     ---------     ---------
  Net Asset Value, End of Period .............................    $7.93         $9.17         $9.02         $9.88        $10.85
                                                               =========     =========     =========     =========     =========
  Per Share Market Value, End of Period ......................   $8.000        $9.000        $9.125        $9.375       $10.188
  Total Investment Return at Market Value ....................  (16.05%)        23.68        10.58%        11.35%        16.57%


Ratios and Supplemental Data
  Net Assets Applicable to Common Shares,
  End of Period (000s omitted)...............................  $116,123      $135,939      $133,925      $148,008      $162,525
  Ratio of Expenses to Average Net Assets (1)................     1.29%         1.32%          1.24         1.26%         1.15%
  Ratio of Net Investment Income to Average Net Assets (1)...     6.42%         7.29%         6.75%         6.97%         5.75%
  Portfolio Turnover Rate....................................       56%           74%           57%           56%           32%
Senior Securities
  Total DARTS Outstanding (000s omitted).....................   $68,500       $68,500       $68,500      $ 68,500       $68,500
  Asset Coverage per Unit (2)................................  $271,736      $290,238      $294,044      $308,832      $330,525
  Involuntary Liquidation Preference per Unit (3)............  $100,000      $100,000      $100,000      $100,000      $100,000
  Approximate Market Value per Unit (3)......................  $100,000      $100,000      $100,000      $100,000      $100,000

(1) Ratios calculated on the basis of expenses and net investment income applicable to both common and preferred shares relative to the average net assets for both common and preferred shares.
(2) Calculated by subtracting the Fund`s total liabilities (not including the DARTS) from the Fund`s total assets, and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.
(3) Plus accumulated and unpaid dividends.
(4) Less than $0.01 per share.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund`s net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS

=========================FINANCIAL STATEMENTS===================================

              John Hancock Funds - Patriot Premium Dividend Fund I

Schedule of Investments
September 30, 1998

The Schedule of Investments is a complete list of all securities owned by the Fund on September 30, 1998. It`s divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund`s "cash " position, are listed last.

                                                                         MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES       VALUE
-------------------                                ----------------       -----

PREFERRED STOCKS
Agricultural Operations (1.30%)
   Ocean Spray Cranberries, Inc., 6.25% (R)....        30,000        $ 3,007,500
                                                                     -----------
Automobile/Trucks (1.97%)
   General Motors Corp., 9.12%,
     Depositary Shares, Ser G .................       160,000          4,560,000
                                                                     -----------
Banks - Foreign (2.01%)
   Australia and New Zealand Banking Group
     Ltd., 9.125% (Australia) .................       173,000          4,649,375
                                                                     -----------
Banks - United States (6.38%)
   Chase Manhattan Corp., 10.84%, Ser C .......       107,075          3,198,866
   Fleet Financial Group, Inc., 6.75%, Ser VI..        59,000          3,363,000
   Fleet Financial Group, Inc., 9.35%,
     Depositary Shares ........................       140,000          3,727,500
   J.P. Morgan & Company, Inc., 6.625%,
     Depositary Shares, Ser H .................        80,000          4,440,000
                                                                     -----------
                                                                      14,729,366
                                                                     -----------
Broker Services (5.70%)
   Bear Stearns Companies, Inc., 5.72%,
     Ser F ....................................        40,000          1,880,000
   Bear Stearns Companies, Inc., 6.15%,
     Ser E ....................................        20,000          1,043,750
   Lehman Brothers Holdings, Inc., 5.67%,
     Depositary Shares, Ser D .................        40,000          1,840,000
   Lehman Brothers Holdings, Inc., 5.94%,
     Ser C ....................................       100,000          4,800,000
   Merrill Lynch & Co., Inc., 9.00%,
     Depositary Shares, Ser A .................        90,000          2,778,750
   Morgan Stanley Group, Inc., 7.75%,
     Depositary Shares ........................        15,000            828,750
                                                                     -----------
                                                                      13,171,250
                                                                     -----------


                                                                         MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES       VALUE
-------------------                                ----------------       -----

Diversified Operations (0.44%)
   Grand Metropolitan Delaware, L.P.,
     9.42%, Gtd Ser A .........................        35,420        $ 1,007,256
                                                                     -----------
Finance (2.43%)
   Coastal Finance I, 8.375% ..................       190,000          4,702,500
   SI Financing Trust I, 9.50%, Gtd Pfd Sec
     & Purchase Contract ......................        34,200            914,850
                                                                     -----------
                                                                       5,617,350
                                                                     -----------
Insurance (2.08%)
   Travelers Group, Inc., 8.40%,
     Depositary Shares, Ser K .................       175,000          4,801,562
                                                                     -----------
Leasing Companies (1.01%)
   AMERCO, 8.50%, Ser A .......................        90,000          2,340,000
                                                                     -----------
Oil & Gas (3.70%)
  Anadarko Petroleum Corp., 5.46%,
    Depositary Shares .........................        35,278          3,371,254
  Pennzoil Co., 6.49%, Ser A ..................        50,000          5,175,000
                                                                     -----------
                                                                       8,546,254
                                                                     -----------
Utilities (41.48%)
  Alabama Power Co., 5.20% ....................       210,000          5,276,250
  Appalachian Power Co., 8.25%, Ser A .........        96,721          2,490,566
  Baltimore Gas & Electric Co., 6.99%,
   Ser 1995 ...................................        34,000          3,927,000
  Boston Edison Co., 4.25% ....................        37,372          3,059,832
  Commonwealth Edison Co., $7.24 ..............        47,270          4,753,589
  Commonwealth Edison Co., $8.40, Ser A .......        51,103          5,135,850
  El Paso Tennessee Pipeline Co., 8.25%,
   Ser A ......................................       182,000         10,146,500
  Florida Power & Light Co., 6.75%, Ser U .....        42,000          4,704,000
  Hawaiian Electric Industries Capital Trust I,
   8.36%.......................................       100,000          2,593,750
  Idaho Power Co., 7.07% ......................        13,000          1,480,375
  MCN Michigan, L.P., 9.375%, Ser A ...........       148,800          3,831,600
  Massachusetts Electric Co., 6.99% ...........        13,500          1,537,313
  Monongahela Power Co., 7.73%, Ser L .........        34,500          4,027,875
  Montana Power Capital I, 8.45%, Ser A .......        40,000          1,070,000
  Montana Power Co., $6.875 ...................        22,500          2,562,188
  NIPSCO Capital Markets, Inc., 7.75%,
   Ser A ......................................        46,110          1,172,923
  PSI Energy, Inc., 6.875% ....................        37,000          4,171,750
  Public Service Electric & Gas Co., 6.92% ....        25,800          2,905,725

                       SEE NOTES TO FINANCIAL STATEMENTS

=========================FINANCIAL STATEMENTS===================================

              John Hancock Funds - Patriot Premium Dividend Fund I


                                                                         MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES       VALUE
-------------------                                ----------------       -----

Utilities (continued)
    Puget Sound Energy, Inc., 7.45%, Ser II....        124,000      $ 3,580,500
    Sierra Pacific Power Capital I, 8.60% .....         28,000          738,500
    Sierra Pacific Power Co., 7.80%, Ser 1
      (Class A) ...............................         50,000        1,437,500
    South Carolina Electric & Gas Co., 6.52%...         50,000        5,606,250
    Southern Union Financing I, 9.48% .........        185,000        4,752,188
    TDS Capital Trust I, 8.50% ................        132,235        3,264,552
    Texas Utilities Electric Co., $1.875,
      Depositary Shares, Ser A ................         55,100        1,480,813
    Texas Utilities Electric Co., $7.98 .......         36,000        4,185,000
    UtiliCorp Capital, L.P., 8.875%, Ser A.....        184,256        4,813,688
    Virginia Electric & Power Co., $7.05 ......         10,000        1,133,750
                                                                     -----------
                                                                     95,839,827
                                                                     -----------
                         TOTAL PREFERRED STOCKS
                            (Cost $148,295,727)        (68.50%)     158,269,740
                                                       ---------   -------------
COMMON STOCKS
Utilities (30.75%)
    BEC Energy ................................        175,000        7,623,437
    Conectiv, Inc. ............................        140,000        3,193,750
    Consolidated Edison, Inc. .................         50,000        2,606,250
    DTE Energy Co. ............................         67,000        3,027,562
    Dominion Resources, Inc. ..................         64,300        2,869,387
    Eastern Enterprises .......................         31,100        1,310,088
    Edison International ......................         40,000        1,027,500
    Florida Progress Corp. ....................         69,000        2,988,562
    Houston Industries, Inc. ..................         93,500        2,910,188
    Interstate Energy Corp. ...................        140,380        4,500,934
    KN Energy, Inc. ...........................         25,000        1,281,250
    LG&E Energy Corp. .........................         42,000        1,170,750
    MCN Energy Group, Inc. ....................         75,000        1,279,688
    MarketSpan Corp. ..........................        136,080        3,903,795
    MidAmerican Energy Holdings Co. ...........        138,600        3,664,238
    Montana Power Co. .........................        108,300        4,839,656
    Nevada Power Co. ..........................         56,600        1,521,125
    New England Electric System ...............         62,000        2,573,000
    PacifiCorp ................................         54,000        1,036,125
    Potomac Electric Power Co. ................        114,000        3,021,000
    Public Service Enterprise Group, Inc. .....         64,500        2,535,656
    Puget Sound Energy, Inc. ..................        216,900        6,018,975
    Sempra Energy .............................         50,000        1,303,125
    Southern Co. ..............................         57,000        1,677,938
    UtiliCorp United, Inc. ....................         58,000        2,283,750
    Williams Cos., Inc. (The) .................         30,000          862,500
                                                                     -----------
                            TOTAL COMMON STOCKS
                              (Cost $58,613,282)       (30.75%)      71,030,229
                                                      ----------     -----------


                                   INTEREST            PAR VALUE          MARKET
ISSUER, DESCRIPTION                  RATE            (000S OMITTED)       VALUE
-------------------                 -------          ----------------     -----

SHORT-TERM INVESTMENTS
Oil & Gas (1.38%)
    Chevron USA, Inc.
      10-01-98............          5.50%               $3,194       $3,194,185
                                                                    ------------
             TOTAL SHORT-TERM INVESTMENTS               (1.38%)       3,194,185
                                                       --------     ------------
                        TOTAL INVESTMENTS             (100.63%)     232,494,154
                                                       --------     ------------
        OTHER ASSETS AND LIABILITIES, NET               (0.63%)      (1,469,068)
                                                       --------     ------------
                         TOTAL NET ASSETS             (100.00%)    $231,025,086
                                                      ==========   =============

Parenthetical  disclosure  of a  foreign  country  in the  security  description
represents  country  of  foreign  issuer;  however,   security  is  U.S.  dollar
denominated.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,007,500 or 1.30% of net assets as of September 30, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS

NOTE A -
ACCOUNTING POLICIES
Patriot Premium Dividend Fund I (the "Fund ") is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund`s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.
         Effective June 1, 1998, the Fund determines the net asset value of the Common Shares each business day.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company " by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.
         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital, as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through September 30, 1998, which has no effect on the Fund`s net assets, net investment income or net realized gains.
         The Fund has the option and has chosen to retain and pay the applicable federal income tax on $2,192,303 of its net long-term capital gain for the fiscal period ended September 30, 1998.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A (DARTS) The Fund issued 685 shares of Dutch Auction Rate Transferable Securities Preferred Stock Series A ( "DARTS ") concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and has been reset every 49 days thereafter by auction. Dividend rates ranged from 3.90% to 4.28% during the year ended September 30, 1998.
         The DARTS are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years` dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund`s By-Laws.

========================NOTES TO FINANCIAL STATEMENTS===========================

              John Hancock Funds - Patriot Premium Dividend Fund I

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS
Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser "), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.50% of the Fund`s average weekly net assets, plus 5.00% of the Fund`s weekly gross income. The Adviser`s total fee is limited to a maximum amount equal to 1.00% annually of the Fund`s average weekly net assets. For the year ended September 30, 1998, the advisory fee incurred did not exceed the maximum advisory fee allowed.
         The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund `s average weekly net assets.
         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.
         Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund`s deferred compensation liability are recorded on the Fund`s books as an other asset. The deferred compensation liability and the investment to cover the liability are marked to market on a periodic basis to reflect income earned by the investment, and income earned by the investment is recorded on the Fund`s books. At September 30, 1998, the Fund`s investment to cover the deferred compensation liability had unrealized appreciation of $2,192.

NOTE  C -
INVESTMENT  TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended September 30, 1998, aggregated $71,507,000 and $72,498,716, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended September 30, 1998.
         The cost of investments owned at September 30, 1998 (including the short-term investments) for federal income tax purposes was $210,625,422. Gross unrealized appreciation and depreciation of investments aggregated $25,059,361 and $3,190,629, respectively, resulting in net unrealized appreciation of $21,868,732 for federal tax purposes.

NOTE D -
RECLASSIFICATION  OF ACCOUNTS
During the year ended September 30, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $1,898, an increase in distributions in excess of net investment income of $34,571 and an increase in capital paid-in of $32,673. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of September 30, 1998. In addition, pursuant to Internal Revenue Code Section 852(b)(3)(D), the Fund has reclassified $1,424,997 from accumulated net realized gain on investments to capital paid-in. This amount represents the retained long-term capital gains. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to book-tax differences in accounting for income from partnership interests and deferred compensation. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I

INDEPENDENT  AUDITORS` REPORT
To the Shareholders and Board of Trustees of JohnHancock Patriot Premium Dividend Fund I:

We have audited the accompanying statement of assets and liabilities of John Hancock Patriot Premium Dividend Fund I (the "Fund "), including the schedule of investments, as of September 30, 1998, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the years in the two-year period ended September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund`s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended September 30, 1996 were audited by other auditors whose report, dated November 1, 1996, expressed an unqualified opinion on those financial highlights.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at September 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respectively stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP


Boston, Massachusetts
November 6, 1998

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I

TAX INFORMATION NOTICE (UNAUDITED)
For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended September 30, 1998.
         All of the dividends paid for the fiscal year end are taxable as ordinary income. Distributions to preferred and common shareholders were 93.05% qualified for the dividends received deduction available to corporations.
         Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the tax character of all distributions for calendar year 1998.
         The Fund has chosen to retain (and pay federal corporate income tax on) a portion of net long-term capital gains for its fiscal period ended September 30, 1998.
         Within 60 days of the Fund`s fiscal year end, the Fund will mail to its shareholders of record on September 30, 1998, a designation, on Internal Revenue Service ( "IRS ") Form 2439, of that portion of the undistributed capital gains for the year to be included in a shareholder`s 1998 taxable income as long-term capital gains, all of which are 20% rate gains. Form 2439 will also show their portion of the tax paid by the Fund on these gains. The portion of the taxes paid may be credited against any federal income tax due. These gains will not be reported on Form 1099-DIV, the form on which the Fund would ordinarily report income taxable to a shareholder.
         To reflect the Fund`s retention of capital gains and payment of the related tax and their pass through to shareholders as described above, shareholders are entitled to increase the adjusted tax basis of their shares by the excess of the capital gains included in their income over their share of the tax paid by the Fund on such gains as reported on Form 2439, as provided in Internal Revenue Code ( "IRC ") Section 852(b)(3).
         Trustees for Individual Retirement Accounts ( "IRAs ") and organizations which are exempt from federal income tax under IRC Section 501(a) (and to which IRC Section 511 does not apply) should claim a refund by filing Form 990-T with the IRS. Record owners who are not the actual owners (nominees) will also be required to report the amounts shown on Form 2439 to the actual owners within 90 days of the Fund`s fiscal year (on or before December 30, 1998) and the IRS in the manner required by the instructions of Form 2439. A trustee or custodian of an IRA should not send a copy of Form 2439 to the owner of the IRA.
         State tax consequences may differ from those described above and may vary from state to state. Therefore, shareholders should consult their state tax advisers for specific information regarding their particular situations. Non-resident aliens may also have different tax consequences and should consult their tax adviser.

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I

INVESTMENT OBJECTIVE AND POLICY
The Fund`s investment objective is to provide high current income, consistent with modest growth of capital for holders of its Common Shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.
         The Fund`s non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund`s Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB " by S&P or "Baa " by Moody`s) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

Dividend  Reinvestment  Plan

The Fund provides shareholders with a Dividend Reinvestment Plan ( "the Plan ") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.
         If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant `s accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.
         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account. The Plan Agent maintains each shareholder`s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder`s meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.
         There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent`s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant`s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I

         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividends to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).
         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR  2000 COMPLIANCE
The Adviser and the Fund`s service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund`s operations or financial markets generally.

SHAREHOLDER  COMMUNICATION  AND ASSISTANCE
If you have any questions concerning the John Hancock Patriot Premium Dividend Fund I, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions, or other communications regarding the Fund to the transfer agent at:
         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank, or other nominee for assistance.

====================================NOTES=======================================

              John Hancock Funds - Patriot Premium Dividend Fund I

====================================NOTES=======================================

              John Hancock Funds - Patriot Premium Dividend Fund I

====================================NOTES=======================================

              John Hancock Funds - Patriot Premium Dividend Fund I

================================================================================

                                                                 ---------------
[LOGO] JOHN HANCOCK FUNDS                                           Bulk Rate
       A Global Investment Management Firm                        U.S. Postage
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101 Huntington Avenue, Boston, MA 02199-7603                      Randolph, MA
1-800-755-4371  1-800-554-6713 (TDD)                              Permit No. 75
Internet: www.jhancock.com/funds                                 ---------------

--------------------------------------------------------------------------------

         This report is for the information of shareholders of the John Hancock U.S. Government Cash Reserve. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating polices.

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